Exhibit 24

KOPPERS HOLDINGS INC.

POWER OF ATTORNEY

(10-K)

I, Stephen R. Tritch, a Director of Koppers Holdings Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Leroy M. Ball, Jimmi Sue Smith and Bradley A. Pearce, or any of them, my true and lawful attorneys or attorneys-in-fact, with the full power of substitution and revocation,

(i)
to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, to be filed with the Securities and Exchange Commission, Washington, DC,

(ii)
to sign, in my name and on my behalf as a Director of the Corporation any amendment to the Annual Report referred to in (i) above, or to any previously filed Annual Report on Form 10-K for any prior fiscal year, and

(iii)
to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney or attorney-in-fact full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys and attorneys-in-fact, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

Witness my hand this 27th day of February, 2023.

/s/ Stephen R. Tritch
Stephen R. Tritch

KOPPERS HOLDINGS INC.

POWER OF ATTORNEY

(10-K)

I, Xudong Feng, Ph.D., a Director of Koppers Holdings Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Leroy M. Ball, Jimmi Sue Smith and Bradley A. Pearce, or any of them, my true and lawful attorneys or attorneys-in-fact, with the full power of substitution and revocation,

(i)
to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, to be filed with the Securities and Exchange Commission, Washington, DC,

(ii)
to sign, in my name and on my behalf as a Director of the Corporation any amendment to the Annual Report referred to in (i) above, or to any previously filed Annual Report on Form 10-K for any prior fiscal year, and

(iii)
to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney or attorney-in-fact full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys and attorneys-in-fact, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

Witness my hand this 27th day of February, 2023.

/s/ Xudong Feng, Ph.D.
Xudong Feng, Ph.D.

KOPPERS HOLDINGS INC.

POWER OF ATTORNEY

(10-K)

I, Traci L. Jensen, a Director of Koppers Holdings Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Leroy M. Ball, Jimmi Sue Smith and Bradley A. Pearce, or any of them, my true and lawful attorneys or attorneys-in-fact, with the full power of substitution and revocation,

(i)
to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, to be filed with the Securities and Exchange Commission, Washington, DC,

(ii)
to sign, in my name and on my behalf as a Director of the Corporation any amendment to the Annual Report referred to in (i) above, or to any previously filed Annual Report on Form 10-K for any prior fiscal year, and

(iii)
to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney or attorney-in-fact full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys and attorneys-in-fact, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

Witness my hand this 27th day of February, 2023.

/s/ Traci L. Jensen
Traci L. Jensen

KOPPERS HOLDINGS INC.

POWER OF ATTORNEY

(10-K)

I, David L. Motley, a Director of Koppers Holdings Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Leroy M. Ball, Jimmi Sue Smith and Bradley A. Pearce, or any of them, my true and lawful attorneys or attorneys-in-fact, with the full power of substitution and revocation,

(i)
to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, to be filed with the Securities and Exchange Commission, Washington, DC,

(ii)
to sign, in my name and on my behalf as a Director of the Corporation any amendment to the Annual Report referred to in (i) above, or to any previously filed Annual Report on Form 10-K for any prior fiscal year, and

(iii)
to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney or attorney-in-fact full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys and attorneys-in-fact, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

Witness my hand this 27th day of February, 2023.

/s/ David L. Motley
David L. Motley

KOPPERS HOLDINGS INC.

POWER OF ATTORNEY

(10-K)

I, Albert J. Neupaver, a Director of Koppers Holdings Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Leroy M. Ball, Jimmi Sue Smith and Bradley A. Pearce, or any of them, my true and lawful attorneys or attorneys-in-fact, with the full power of substitution and revocation,

(i)
to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, to be filed with the Securities and Exchange Commission, Washington, DC,

(ii)
to sign, in my name and on my behalf as a Director of the Corporation any amendment to the Annual Report referred to in (i) above, or to any previously filed Annual Report on Form 10-K for any prior fiscal year, and

(iii)
to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney or attorney-in-fact full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys and attorneys-in-fact, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

Witness my hand this 27th day of February, 2023.

/s/ Albert J. Neupaver
Albert J. Neupaver

KOPPERS HOLDINGS INC.

POWER OF ATTORNEY

(10-K)

I, Louis L. Testoni, a Director of Koppers Holdings Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Leroy M. Ball, Jimmi Sue Smith and Bradley A. Pearce, or any of them, my true and lawful attorneys or attorneys-in-fact, with the full power of substitution and revocation,

(i)
to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, to be filed with the Securities and Exchange Commission, Washington, DC,

(ii)
to sign, in my name and on my behalf as a Director of the Corporation any amendment to the Annual Report referred to in (i) above, or to any previously filed Annual Report on Form 10-K for any prior fiscal year, and

(iii)
to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney or attorney-in-fact full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys and attorneys-in-fact, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

Witness my hand this 27th day of February, 2023.

/s/ Louis L. Testoni
Louis L. Testoni

KOPPERS HOLDINGS INC.

POWER OF ATTORNEY

(10-K)

I, Sonja M. Wilkerson, a Director of Koppers Holdings Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Leroy M. Ball, Jimmi Sue Smith and Bradley A. Pearce, or any of them, my true and lawful attorneys or attorneys-in-fact, with the full power of substitution and revocation,

(i)
to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, to be filed with the Securities and Exchange Commission, Washington, DC,

(ii)
to sign, in my name and on my behalf as a Director of the Corporation any amendment to the Annual Report referred to in (i) above, or to any previously filed Annual Report on Form 10-K for any prior fiscal year, and

(iii)
to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney or attorney-in-fact full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys and attorneys-in-fact, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

Witness my hand this 27th day of February, 2023.

/s/ Sonja M. Wilkerson
Sonja M. Wilkerson